UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2007

LINCOLN NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or Other Jurisdiction of Incorporation)	1-6028 (Commission File Number)	35-1140070 (IRS Employer Identification No.)

1500 Market Street, West Tower, Suite 3900 Philadelphia, Pennsylvania (Address of Principal Executive Offices)	19102-2112 (Zip Code)

(215) 448-1400 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 13, 2007, we posted slides to be used in connection with our 2007 Conference for Investors and Bankers, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The definitions of the non-GAAP measures used in the slides along with our reasons for using them are set forth below.  Reconciliations are at the end of the slides.

Definition of Income (Loss) from Operations and ROE
Income (loss) from operations and ROE, as used in the slides and presentation, are non-GAAP financial measures and are not substitutes for net income (loss) and ROE, calculated using GAAP measures. Income (loss) from operations represents after tax results excluding, as applicable, realized gains or losses on investments and derivatives, cumulative effect of accounting changes, reserve changes on business sold through reinsurance, gain on sale of subsidiaries and book of business and loss on early retirement of debt. The earnings used to calculate ROE, as used in the earnings release, are income (loss) from operations. Income (loss) from operations is an internal measure used by the company in the management of its operations. Management believes that this performance measure explains the results of the company's ongoing operations in a manner that allows  for a better understanding of the underlying trends in the company's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

Definition of Book Value per share excluding AOCI
Book value per share excluding accumulated other comprehensive income ("AOCI") is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI by (b) common shares outstanding. We provide book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01.                                Regulation FD Disclosure

The response to Item 2.02 is hereby incorporated by reference in answer to this Item 7.01.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	2007 Conference for Investors and Bankers slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By	/s/Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Senior Vice President and
Chief Financial Officer

Date:  November 13, 2007

Exhibit Index

Exhibit No.	Description

99.1	2007 Conference for Investors and Bankers slides.